UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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INOTEK PHARMACEUTICALS

CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This filing relates to the proposed merger of Inotek Pharmaceuticals Corporation (“Inotek”) and Rocket Pharmaceuticals, Ltd. (“Rocket”), pursuant to the terms of an Agreement and Plan of Merger and Reorganization, dated September 12, 2017, by and between Inotek, Rocket and Rome Merger Sub, a wholly owned subsidiary of Inotek (the “Merger Agreement”). The following slides were used in connection with a conference call held by Inotek and Rocket on September 13, 2017:

Company Confidential September 2017 Bringing curative gene therapies to patients with rare, undertreated diseases

Important Information IMPORTANT ADDITIONAL INFORMATION TO BE FILED WITH THE SEC This communication is being made in connection with the proposed merger transaction involving Inotek Pharmaceuticals Corporation (Inotek) and Rocket Pharmaceuticals, Ltd. (Rocket).  In connection with the proposed transaction, Inotek plans to file with the Securities and Exchange Commission (SEC) a proxy statement relating to the approval of the merger agreement. The information in the preliminary proxy statement is not complete and may be changed. The proxy statement, press release announcing the proposed transaction, conference call related to the proposed transaction and this presentation are not offers to sell Inotek securities and are not soliciting an offer to buy Inotek securities in any state where the offer and sale is not permitted.   The definitive proxy statement will be mailed to stockholders of Inotek. INOTEK URGES INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and other documents filed with the SEC by Inotek through the web site maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement (when available) and other documents filed with the SEC can also be obtained on Inotek’s website at http://ir.inotekpharma.com/phoenix.zhtml?c=254118&p=irol-sec.   Participants in Solicitation Inotek, Rocket and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inotek in connection with the merger. Information about the directors and executive officers of Inotek is set forth in Inotek’s Form 10-K for the fiscal year ended December 31, 2016 and filed with the SEC on March 16, 2017 and the proxy statement filed with the SEC on April 26, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. This document will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of the securities will be made, expect by means of a prospectus meeting the requirements of Section 10 of the Securities Act.   Cautionary Statement Regarding Forward-Looking Statements This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Inotek or Rocket, the management of either such company or the proposed transaction between Inotek and Rocket, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Inotek and Rocket undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmaceutical industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents Inotek has filed with the SEC as well as the possibility that (1) the parties may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) the parties may not be able to satisfy the conditions precedent to consummate the proposed transaction; (4) the proposed transaction may divert management’s attention from Inotek’s ongoing business operations; (5) the anticipated benefits of the proposed transaction might not be achieved; (6) Rocket’s clinical programs and pre-clinical studies may not be successful or completed on time;  (7) Rocket may not be able to successfully demonstrate safety and efficacy of its clinical programs or pre-clinical studies; (8) Rocket’s expectations regarding the future development of its clinical programs and pre-clinical studies may not materialize; (9) Rocket’s clinical programs may not obtain necessary regulatory or other approvals; (10) Rocket’s clinical programs may not meet proof of concept; (11) Rocket may not be able to raise the necessary capital to conduct Rocket’s clinical programs and pre-clinical studies or such capital may not be available; (12) the prospective market size of Rocket’s drug candidates may be different than currently anticipated; (13) the proposed transaction may involve unexpected costs; (14) the business may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with third parties or retaining key employees; (15) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (16) the parties may be subject to risks related to the proposed transaction, including any legal proceedings related to the proposed transaction and the general risks associated with the respective businesses of Inotek and Rocket, including the general volatility of the capital markets, terms and deployment of capital, volatility of Inotek share prices, changes in the biotechnology industry, interest rates or the general economy, underperformance of Inotek’s or Rocket’s assets and investments, decreased ability to raise funds and the degree and nature of Inotek’s and Rocket’s competition, as well as the risk that unexpected reductions in Inotek’s cash balance could adversely affect the portion of the combined company that the Inotek stockholders retain; (17) activist investors might not approve of the proposed transaction; or (18) the risks that are more fully described in the section titled “Risk Factors” in Inotek’s most recent Quarterly Report on Form 10-Q filed with the SEC, as well as subsequent and other documents filed from time to time with the SEC by Inotek could materialize. Additionally, forward-looking statements related to Rocket’s future expectations are subject to numerous risks and uncertainties, including risks that planned development milestones and timelines will not be met. Additional risks relating to Rocket’s business and operations will be set forth in the proxy statement that Inotek will file to seek stockholder approval of the merger. Neither Inotek nor Rocket gives any assurance that either Inotek or Rocket will achieve its expectations.  The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Inotek described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Inotek from time to time with the SEC, as well as Risk Factors relating to Rocket that will be contained in definitive proxy statement for the proposed merger between Inotek and Rocket. All forward-looking statements included in this document are based upon information available to Inotek and Rocket the date hereof, and neither Inotek nor Rocket assumes any obligation to update or revise any such forward-looking statements.

Rocket is at the forefront of gene therapy for pediatric rare diseases rocket pharma

Ex vivo lentiviral-based platform ➔ potential cures for rare diseases	**Fanconi Anemia (FA) – currently in the clinic** • FANC-A gene mutations impair DNA repair function **Leukocyte Adhesion Deficiency-1 (LAD-1)** • CD18 deficiency due to ITGB2 mutations **Pyruvate Kinase Deficiency (PKD)** • PK-LR gene mutations lead to a shortage of ATP in RBCs **Infantile Malignant Osteopetrosis** (IMO) • Dysfunctional Osteoclasts impair bone resorption
AAV-based program (Undisclosed) ➔ transformative	• A monogenic disease impacting multiple organs • Compelling preclinical data
Programs de-risked by precedent & sound strategy	• Successful precedent for lenti- and AAV-based therapies (e.g. Beta-thalassemia, SMA) • Clearly-defined product metrics across indications predict success • Research and manufacturing alliances with successful cell and gene therapy leaders + experienced internal team
Value inflection	• Targeting up to 4 programs in the clinic next year • Clinical PoC for one or more programs next year • Transformative preclinical data for AAV-based program

Company Confidential 3

Our Principles Company Confidential Building collaboration through respect, recognition, and reward Fueling R&D with unmatched science and expertise Harnessing our talent to urgently deliver first-in-class therapies Patient Focus Trust Expertise Action Courage Propelling scientific advancement through innovative thinking and a pioneering spirit

Our pipeline is built from the bottom up Company Confidential Our growing pipeline In-licensing Effort High Priority Comprehensive Criteria +10 75 Targets 7000 Rare Diseases 250 Met Criteria

In vivo AAV Gene Therapy Ex vivo Lentiviral Gene Therapy Remove cells & isolate patient HSCs Gene-modify HSCs Laboratory- produced LV Company Confidential Laboratory- produced AAV Direct intravenous injection We leverage the spectrum of gene therapy technology Infusion of modified HSCs Therapeutic LVV Therapeutic AAV

Our investors, leaders and advisors are pioneers in gene therapy & rare diseases

Leadership

Gaurav Shah	**Jonathan Schwartz**
Chief Executive Officer	**Chief Medical Officer**
• Novartis Cell & Gene CART-19 Program Head, ImClone/Eli Lilly • MSKCC Hem Onc, BWH IM, Columbia MD, Harvard BA	• ImClone/Eli Lilly VP Clin Dev Stemline VP of Clin Dev • Mount Sinai & Cornell Hem Onc, Washington U MD
Kinnari Patel	**Dhesh Govender**
SVP, Head Global Product Team, Regulatory/Quality	**SVP, Business Dev/Operations & Corporate Strategy**
• AstraZeneca Onc Global Regulatory Lead, BMS (Opdivo), NVS, Roche • USciences BS & PharmD, NYU Exec. MBA	• Hoffman Family Trust CIO & Partner, Kingsbrook • Wesleyan, Syracuse WM Keck, NASA, NSF & HH fellow
Brian Batchelder	**Robert Kutner**
VP of Finance	**AVP of Process Dev & Analytics**
• ImClone VP of Finance and subsidiary CFO, Pharmacia • Columbia MBA, Carnegie Mellon BS	• Bluebird bio Head of Process • Development, LSU Vector Core Director

Scientific Advisors

Juan Bueren	**Hans-Peter Kiem**
Fanconi & LAD Advisory Board	**Fanconi Advisory Board**
• Ciemat (Madrid) Gene Therapy Head • Complutense PhD	• Fred Hutch Cell & Gene Therapy Dir. & Endowed Chair • Ulm MD/PhD; Fred Hutch Transplantation Assoc. Dir.
Grover Bagby	**Adrian Thrasher**
Fanconi Advisory Board	**Fanconi & LAD Advisory Board**
• OHSU Knight Cancer Institute Founding Director • Baylor MD	• UCL Institute of Child Health, Molecular Immunology Head • St. George's MD, UCL PhD
Jose Carlos Segovia	**Donald Kohn**
PKD Advisory Board	**LAD & IMO Advisory Board**
• Ciemat Investigator • Autonoma MD	• UCLA Human Gene Medicine Program Director • Uni. Wisconsin-Madison MD, UIUC BS MS

Investors

RTW Investments | Cormorant Asset Management | Tavistock Life Sciences

Company Confidential 7

We have world-class research and manufacturing partners Company Confidential the

Disease Impact / Need for Better Solution Fanconi Anemia (FA) Transgene insertion CRISPR/Cas9 gene editing FANC-A gene mutation → impaired DNA repair Bone marrow failure by age 10, cancer HSCT is an option for many, but has significant morbidity/mortality Leukocyte Adhesion Deficiency-1 (LAD-1) ITGB2 gene mutation → impaired WBC migration → severe infections >50% patients w/most severe variant, frequent mortality by age 2 HSCT is an option, but has significant morbidity/mortality Pyruvate Kinase Deficiency (PKD) PK gene mutation → shortage of RBC ATP → hemolytic anemia Transfusion and Splenectomy Most severe variant (10-15% pts), frequent RBC transfusions despite splenectomy Infantile Malignant Osteopetrosis (IMO) TCIRG1 gene mutation (Infantile OP) → dysfunctional osteoclasts Bone marrow failure, skeletal deformities, freq. mort. by age 10 HSCT is an option, but has significant morbidity/mortality AAV (Undisclosed) Monogenic multi-organ disease with death in early decades of life Organ transplant is costly and toxic Vector with on-target MOA and tissue specific tropism Our portfolio represents high unmet need Company Confidential Programs focus on severe diseases in which main treatment is stem cell/organ transplant

Disease FANC gene mutations impair DNA repair function Leads to bone marrow failure, and later cancer Treatment No cure available Bone marrow (stem cell ) transplant is current standard of care Potential for Cure > 2,000 prevalence (US/EU) Fanconi complementation group A (current program) represents 60-70% of disorder >250 potential patients/year suitable for gene therapy Lead clinical lenti program: Fanconi Anemia (FA)  Company Confidential

Disease CD18 deficiency due to ITGB2 mutations Life threatening bacterial and fungal infections Treatment Bone marrow (stem cell) transplant is current standard of care In absence of HSCT, mortality for severe LAD-1 is 75% at 2 years of age Potential for Cure >25-50 potential patients/year suitable for gene therapy 2nd lenti program: Leukocyte Adhesion Deficiency-I (LAD-1) Company Confidential

Disease PK-LR gene mutations lead to a shortage of ATP in RBCs Hemolytic anemia, splenomegaly Treatment No cure available, transfusions are primary therapy Splenectomy (mod-severe PKD) → infections; iron overload Potential for Cure Prevalence of 1:20K white population >250 potential patients/year suitable for gene therapy 3rd lenti program: Pyruvate Kinase Deficiency (PKD) Company Confidential

Disease Dysfunctional osteoclasts impair bone resorption Brittle bones, BMF, anemia, hepatosplenomegaly, blindness & other neurologic abnormalities Treatment Frequent death before 10 years of age in absence of HSCT Bone marrow (stem cell) transplant is current standard of care with substantial GvHD Potential to Cure TCIRG1 mutations represent > 50% of disorder >50 potential patients/yr suitable for gene therapy 4th lenti program: Infantile Malignant Osteopetrosis (IMO) Company Confidential

Disease A monogenic disease Severe phenotype, with early mortality No available therapies aside from organ transplant Treatment No cure available Organ transplant is standard of care, results are limited & frequently non-curative Potential to Cure 15,000 - 30,000 estimated prevalence (US & EU) > 300 patients/year suitable for gene therapy Our lead AAV program is Undisclosed Company Confidential

Wild-type KO + AAV.EGFP (control) KO + AAV.transgene AAV candidate activity in mouse model (Undisclosed indication): complete correction of histologic phenotype Company Confidential

Company Confidential Therapies Discovery Preclinical Clinical Commercialization Fanconi Anemia Leukocyte Adhesion Deficiency-I (LAD-1) Pyruvate Kinase Deficiency (PKD) Infantile Malignant Osteopetrosis (IMO) Undisclosed AAV CRISPR/Cas9 for FANC Our pipeline

Address 430 East 29th Street Suite #1040 New York, NY 10016 Phone 646-440-9100 Fax 646-224-9585 Email patients@rocketpharma.com info@rocketpharma.com Investors@rocketpharma.com Our home at NYC’s biotech hub,  the Alexandria Center for Life Science Contact:

IMPORTANT ADDITIONAL INFORMATION TO BE FILED WITH THE SEC

In connection with the proposed transaction, Inotek plans to file with the Securities and Exchange Commission (the “SEC”) a proxy statement relating to the approval of the Merger Agreement. The information in the preliminary proxy statement is not complete and may be changed. The proxy statement and this presentation are not offers to sell Inotek securities and are not soliciting an offer to buy Inotek securities in any state where the offer and sale is not permitted.

The definitive proxy statement will be mailed to stockholders of Inotek. INOTEK URGES INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and other documents filed with the SEC by Inotek through the web site maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement (when available) and other documents filed with the SEC can also be obtained on Inotek’s website at http://ir.inotekpharma.com/phoenix.zhtml?c=254118&p=irol-sec.

Participants in Solicitation

Inotek, Rocket and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inotek in connection with the merger. Information about the directors and executive officers of Inotek is set forth in Inotek’s Form 10-K for the fiscal year ended December 31, 2016 and filed with the SEC on March 16, 2017 and the proxy statement filed with the SEC on April 26, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available.

This document will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Inotek or Rocket, the management of either such company or the proposed transaction between Inotek and Rocket, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Inotek and Rocket undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmaceutical industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents Inotek has filed with the SEC as well as the possibility that (1) the parties may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) the parties may not be able to satisfy the conditions precedent to consummate the proposed transaction; (4) the proposed transaction may divert management’s attention from Inotek’s ongoing business operations; (5) the anticipated benefits of the proposed transaction might not be achieved; (6) Rocket’s clinical programs and pre-clinical studies may not be successful or completed on time; (7) Rocket may not be able to successfully demonstrate safety and efficacy of its clinical programs or pre-clinical studies; (8) Rocket’s expectations regarding the future development of its clinical programs and pre-clinical studies may not materialize; (9) Rocket’s clinical programs may not obtain necessary regulatory or other approvals; (10) Rocket’s clinical programs may not meet proof of concept; (11) Rocket may not be able to raise the necessary capital to conduct Rocket’s clinical programs and pre-clinical studies or such capital may not be available; (12) the prospective market size of Rocket’s drug candidates may be different than currently anticipated; (13) the proposed transaction may involve unexpected costs; (14) the business may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with third parties or retaining key employees; (15) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (16) the parties may be subject to risks related to the proposed transaction, including any legal proceedings related to the proposed transaction and the general risks associated with the respective businesses of Inotek and Rocket, including the general volatility of the capital markets, terms and deployment of capital, volatility of Inotek share prices, changes in the biotechnology industry, interest rates or the general economy, underperformance of Inotek’s or Rocket’s assets and investments, decreased ability to raise funds and the degree and nature of Inotek’s and Rocket’s competition, as well as the risk that unexpected reductions in Inotek’s cash balance could adversely affect the portion of the combined company that the Inotek stockholders retain; (17) activist investors might not approve of the proposed transaction; or (18) the risks that are more fully described in the section titled “Risk Factors” in Inotek’s most recent Quarterly Report on Form 10-Q filed with the SEC, as well as subsequent and other documents filed from time to time with the SEC by Inotek could materialize. Additionally, forward-looking statements related to Rocket’s future expectations are subject to numerous risks and uncertainties, including risks that planned development milestones and timelines will not be met. Additional risks relating to Rocket’s business and operations will be set forth in the proxy statement that Inotek will file to seek stockholder approval of the merger. Neither Inotek nor Rocket gives any assurance that either Inotek or Rocket will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Inotek described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Inotek from time to time with the SEC, as well as Risk Factors relating to Rocket that will be contained in definitive proxy statement for the proposed merger between Inotek and Rocket. All forward-looking statements included in this document are based upon information available to Inotek and Rocket the date hereof, and neither Inotek nor Rocket assumes any obligation to update or revise any such forward-looking statements.